UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2023, Evofem Biosciences, Inc. (the “Company”) entered into agreements with the holders (each a “Holder”) of certain of the Company’s previously issued securities (collectively, the “Restructuring Agreements”).

The Restructuring Agreements, among other things, modified certain provisions of the following securities of the Company:

(i) Original Issue of Senior Subordinated Convertible Notes issued on December 21, 2022 (the “December 2022 Notes”).

(ii) Original Issue of Senior Subordinated Convertible Notes issued on February 17, 2023 (the “February 2023 Notes”).

(iii) Original Issue of Senior Subordinated Convertible Notes issued on March 13, 2023 (the “March 13, 2023 Notes”).

(iv) Original Issue of Senior Subordinated Convertible Notes issued on March 20, 2023 (together with the March 13, 2023 Notes the “March 2023 Notes”).

(v) Original Issue of Senior Subordinated Convertible Notes issued on April 5, 2023 (the “April 2023 Notes”).

(vi) Original Issue of Senior Subordinated Convertible Notes issued on July 3, 2023 (the “July 2023 Notes”).

(vii) Original Issue of Senior Subordinated Convertible Notes issued on August 4, 2023 (the “August 2023 Notes”).

(viii) Original Issue of Senior Subordinated Convertible Notes issued on September 27, 2023 (the “September 2023 Notes” and, together with the December 2022 Notes, the March 2023 Notes, the April 2023 Notes, the July 2023 Notes, and the August 2023 Notes, the “Notes”).

(ix) Rights to Receive Common Stock, dated as of September 15,2022, each as amended by that certain Side Letters, by and between the Company and the holder thereto, dated as of March 7, 2023 (the “Rights”).

Pursuant to the Restructuring Agreements, the Company and each Holder agreed to, among other things, to (i) change the governing law and jurisdiction of the Notes from New York to Delaware; (ii) reissue the Notes (the “New Notes”) under Section 3(a)(9) exemption of the Securities Act of 1993, as amended (the “Securities Act”); and (iii) grant certain holders of the Rights the right to require the Company to exchange or redeem such Right, as applicable, upon a change of control event. No new consideration was paid in conjunction with the Restructuring Agreements.

For the avoidance of doubt, all New Notes issued under the Restructuring Agreements were made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Restructuring Agreements and the New Notes and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the Form of Note and Form of Restructuring Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Senior Subordinated Convertible Note.
10.2	Form of Restructuring Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: December 7, 2023	By:	/s/ Saundra Pelletier
Sandra Pelletier
Chief Executive Officer